UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2026
THE ALLSTATE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 3100 Sanders Road, Northbrook, Illinois    60062
(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code  (847) 402-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALL	New York Stock Exchange NYSE Texas
5.100% Fixed-to-Floating Rate Subordinated Debentures due 2053	ALL.PR.B	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.100% Noncumulative Preferred Stock, Series H	ALL PR H	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 4.750% Noncumulative Preferred Stock, Series I	ALL PR I	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 7.375% Noncumulative Preferred Stock, Series J	ALL PR J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

The Registrant’s press release dated November 4, 2026, announcing its financial results for the third quarter of 2026, and the Registrant’s third quarter 2026 investor supplement are furnished as Exhibits 99.1 and 99.2, respectively, to this report. The information contained in the press release and the investor supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.                             Financial Statements and Exhibits.

(d)  Exhibits

99.1                                Registrant’s Press Release dated November 4, 2026
99.2                                Third Quarter 2026 Investor Supplement of The Allstate Corporation
104     Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION
(Registrant)

By:	/s/ Eric K. Ferren
Name: Eric K. Ferren
Title: Senior Vice President, Controller and Chief Accounting Officer

Date: November 4, 2026
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